UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2018

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54658	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Convertible Promissory Note – EMA Financial, LLC

On August 20, 2018, Magellan Gold Corporation (the “Company”) and EMA Financial, LLC (“EMA”) signed an Amendment No. 2 to the Convertible Promissory Note (the “EMA Note”) dated November 2, 2017 (the “EMA Amendment”). The EMA Amendment has an effective date of August 16, 2018 and is filed herewith as Exhibit 10.1.

Under the terms of the EMA Amendment EMA has agreed not to exercise its conversion privileges under the EMA Note at prices below $.018 per share until September 30, 2018 unless an Event of Default (as defined in the EMA Note) occurs. Details of the EMA Note were reported in the Company’s Current Report on Form 8-K dated November 2, 2017 and filed with the Securities and Exchange Commission on November 7, 2017. Details of Amendment No. 1 to the EMA Note were reported in the Company’s Current Report on Form 8-K dated June 8, 2018 and filed with the Securities and Exchange Commission on June 19, 2018.

Amendment to Convertible Promissory Note – Auctus Fund, LLC

On August 20, 2018, Magellan Gold Corporation (the “Company”) and Auctus Fund, LLC (“Auctus”) signed an Amendment No. 2 to the Convertible Promissory Note (the “Auctus Note”) dated November 1, 2017 (the “Auctus Amendment”). The Auctus Amendment has an effective date of August 16, 2018 and is filed herewith as Exhibit 10.2.

Under the terms of the Auctus Amendment Auctus has agreed not to exercise its conversion privileges under the Auctus Note at prices below $.018 per share until September 30, 2018. Details of the Note were reported in the Company’s Current Report on Form 8-K dated November 1, 2017 and filed with the Securities and Exchange Commission on November 6, 2017. Details of Amendment No. 1 to the Auctus Note were reported in the Company’s Current Report on Form 8-K dated June 8, 2018 and filed with the Securities and Exchange Commission on June 19, 2018.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBGLIATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Effective August 20, 2018 the Company sold a 10% Convertible Promissory Note (“Note”) in the principal amount of $38,000 to an institutional investor for a purchase price equal to the principal amount of the Note. The Note was purchased pursuant to a Securities Purchase Agreement dated August 20, 2018 (the “SPA”). A copy of the Note and SPA are filed herewith as Exhibits 10.3 and 10.4 respectively.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES
ITEM 7.01	REGULATION FD DISCLOSURE

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Magellan Gold Corporation, a Nevada corporation (the "Company"):

1a.      Effective August 20, 2018 the Company sold a Convertible Promissory Note in the principal amount of $38,000 to an institutional investor. Details of the Note are set forth in Item 2.03 above.

b.       The Note issued under 1(a) above was sold to one institutional investor who qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").

c.       The Company paid no fees or commissions in connection with the issuance of the shares.

d.       The securities issued under 1(a) above were issued without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereunder.

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e.       After 180 days from the date of issue, the Note, principal and accrued interest, is convertible, at the option of the holder, into shares of common stock of the Company. The conversion price shall be 65% multiplied by the Market Price (as defined herein). “Market Price” means the average of the lowest three (3) Trading Prices (as defined in the Note) for the Common Stock during the fifteen (15) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. The conversion price is also subject to further adjustment under certain circumstances.

f.       Not applicable.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Item	Title

10.1	EMA Amendment
10.2	Auctus Amendment
10.3	Promissory Note
10.4	Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: August 24, 2018	By: /s/ W. Pierce Carson W. Pierce Carson, President

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